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                                                                   EXHIBIT 10.81

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                              DATED 12th June 1996

                                DEED OF VARIATION

                                   relating to

                            Unit 2 Birch Kembrey Park
                                Swindon Wiltshire

                           [Lease dated 4th May 1995]

                        Sun Alliance and London Assurance
                               Company Limited                     (1)

                               Tinsley Robor plc                   (2)






                                   TOWNSENDS
===================================Solicitors==================================

                42 Cricklade Street, Swindon, Wiltshire SN1 3HD
                 Telephone (01793) 410800 o Fax (01793) 616294
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THIS DEED is made the 12th day of June 1996

BETWEEN

SUN ALLIANCE AND LONDON ASSURANCE COMPANY LIMITED whose registered office is at 1 Bartholomew Lane, London, EC2N 2AB ("the Landlord)" (1) and TINSLEY ROBOR PLC whose registered office is at Drayton House, Drayton, Chichester, West Sussex, P020 6EW ("the Tenant") (2)

THIS DEED WITNESSES that:

1.  INTERPRETATION

In this deed:

1.1 The following expressions have the following meanings unless the context requires them to be interpreted differently:

      "the Lease"            means a Lease dated 4th May 1995 of the Property
                             between the Landlord (1) and the Tenant (2)

      "the Property"         means Unit 2, Birch Phase, Kembrey Park, Swindon,
                             Wiltshire which is shown for identification only edged red on the plan attached to the Lease and described in more detail in the Lease

      "the Term"             means the term granted by the Lease

1.2 The expression "the Landlord" includes where the context admits the person who for the time being owns the interest in the Property which gives the right to possession of it when the Lease ends

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1.3   The expression "the Tenant" includes where the context admits the person who for the time being is entitled to the Property as tenant under the Lease

1.4 Words importing the singular are to be considered where appropriate as including the plural and vice versa

1.5 Words importing the masculine are to be considered where appropriate as including the feminine and neuter and vice versa

1.6 Unless the context requires the expressions to be interpreted differently, references in this deed to a "clause" "sub-clause" "schedule" or "paragraph" are references to the appropriately numbered clause, sub-clause, schedule or paragraph of this deed

1.7 The headings are included for ease of reference. They shall not be treated as affecting the meaning of the provisions to which they relate

1.8 If from time to time there is more than one person comprised in the Tenant or the Landlord then:

      1.8.1 any reference to "the Tenant" or "the Landlord" will be deemed to refer to each tenant or landlord;

      1.8.2 any obligation on the part of the Tenant or the Landlord (as the case may be) can be enforced against all of the tenants or all of the landlords (as the case may be) jointly and against each individually, and

      1.8.3 any notice to be served on the Tenant or the Landlord will be validly served if served on any one or more of (as the case may be) the tenants or the landlords

2.  RECITALS

2.1   This deed is supplemental to the Lease

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2.2   The right to possession of the Property when the Term ends remains vested in the Landlord

2.3   The Tenant remains entitled to the Property as tenant under the Lease

2.4   The Landlord and the Tenant have agreed to vary the Lease as set out below

3.  VARIATION OF LEASE

With effect from the date of this deed the Lease is varied as follows:

      A. In clause 2.1.1 of the Lease, line 1, "19 cars" shall be treated as deleted and replaced by "16 cars"

      B. In the Third Schedule to the Lease, paragraph 1, line 8, "nine" shall be treated as deleted and replaced by "six"

      C. In the Fourth Schedule to the Lease, paragraph 1(A)(i), sub-paragraph (b) shall be treated as deleted and replaced by the following sub-paragraph (b):

           "(b) are to be let as a whole subject to the terms of this lease other than

                (aa) the amount of the Rent hereby reserved (but including the provisions for review of that rent on a basis and of a frequency as set out in this lease)

                (bb) the number of cars referred to in sub-clause 2.1.1 of this lease which shall be taken to be 19, not 16 and

                (cc) the number of parking spaces referred to in paragraph 1 of the Third Schedule to this lease which shall be taken to be 9, not 6 ____"

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4.  FURTHER PROVISIONS

4.1 The Landlord and the Tenant will each perform and observe the covenants, conditions and stipulations on their respective parts contained in the Lease as varied by this deed

4.2 The conditions for re-entry contained in the Lease shall be exercisable on any breach by the Tenant of the covenants, conditions and stipulations contained in the Lease as varied by this deed

4.3 This deed is not intended to and does not effect any surrender of the Lease or the grant of any new lease and the covenants, conditions and stipulations contained in the Lease shall continue in full force and effect save to the extent that they are varied by this deed

4.4 The Tenant and the Landlord will immediately endorse a memorandum of this deed on the Lease and its counterpart respectively and will supply to the other party a certified copy of such endorsement within 14 days of the date of this deed

4.5 The Tenant agrees to pay to the Landlord on demand the legal costs (including VAT and disbursements) incurred by the Landlord in connection with the preparation, negotiation and completion of this deed

IN WITNESS whereof this deed has been duly delivered the day and year first before written

[SEAL]         (      THE COMMON SEAL of SUN ALLIANCE
               (      AND LONDON ASSURANCE COMPANY
               (      LIMITED was hereunto affixed
               (      in the presence of:


   Authorised Signatory     [ILLEGIBLE]

   Authorised Signatory     [ILLEGIBLE]

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THE COMMON SEAL of TINSLEY ROBOR  )
PLC was hereunto affixed in the   )
presence of:                      )


                                    Director



                                    Secretary

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